UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 26, 2024

BMO 2024-5C4 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0002016125)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

Argentic Real Estate Finance 2 LLC

(Central Index Key number: 0001968416)

Wells Fargo Bank, National Association

(Central Index Key number: 0000850779)

Starwood Mortgage Capital LLC

(Central Index Key number 0001548405)

Citi Real Estate Funding Inc.

(Central Index Key number 0001701238)

Goldman Sachs Mortgage Company

(Central Index Key number 0001541502)

LMF Commercial, LLC

(Central Index Key number 0001592182)

UBS AG

(Central Index Key number 0001685185)

German American Capital Corporation

(Central Index Key number 0001541294)

(Exact name of sponsors as specified in their charters)

Delaware	333-255934-12	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 885-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On April 24, 2024, BMO Capital Markets Corp. (“BMO Capital Markets”), Citigroup Global Markets Inc. (“CGMI”), Deutsche Bank Securities Inc. (“DBSI”), Goldman Sachs & Co. LLC (“GS&Co.”), UBS Securities LLC (“UBS Securities”), Wells Fargo Securities, LLC ("Wells Fargo Securities”), Academy Securities, Inc. (“Academy”), Bancroft Capital, LLC (“Bancroft”) and Drexel Hamilton, LLC (“Drexel” and, together in such capacity with BMO Capital Markets, CGMI, DBSI, GS&Co., UBS Securities, Wells Fargo Securities, Academy and Bancroft, the “Underwriters”) entered into an agreement with BMO Commercial Mortgage Securities LLC (the “Depositor”), dated April 24, 2024 (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1, with respect to the sale of the Public Certificates (as defined below) scheduled to occur on or about May 15, 2024 (the “Closing Date”). The Public Certificates are expected to have an aggregate initial principal amount of $785,276,000.

The Depositor also entered into an agreement to sell the Private Certificates (as defined below), having an aggregate initial principal amount of approximately $77,665,671, to BMO Capital Markets, CGMI, DBSI, GS&Co., UBS Securities, Wells Fargo Securities, Academy, Bancroft and Drexel (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of April 24, 2024 (the “Certificate Purchase Agreement”), among the Depositor and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On or about the Closing Date, the Depositor is expected to cause the issuance of the BMO 2024-5C4 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2024-5C4 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2024, (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as trustee, and Computershare Trust Company, National Association, as certificate administrator. The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class X-D, Class X-F, Class D, Class E, Class F, G-RR, Class J-RR and Class R Certificates (collectively, the “Private Certificates”).

BMO Capital Markets, CGMI, DBSI, GS&Co., UBS Securities and Wells Fargo Securities are acting as co-lead managers in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated April 19, 2024, and by the Prospectus, dated April 24, 2024 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale.

The Certificates represent, in the aggregate, the entire beneficial ownership in the BMO 2024-5C4 Mortgage Trust (the “Issuing Entity”), a common law trust fund to be formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 39 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on various types of commercial, multifamily and manufactured housing community properties. The Mortgage Loans are expected to be acquired by the Depositor from (i) Bank of Montreal (“BMO”), pursuant to a Mortgage Loan

Purchase Agreement dated as of May 1, 2024 (the “BMO Mortgage Loan Purchase Agreement”), between the Depositor and BMO, (ii) Argentic Real Estate Finance 2 LLC (“AREF2”), pursuant to a Mortgage Loan Purchase Agreement dated as of May 1, 2024 (the “AREF2 Mortgage Loan Purchase Agreement”), among the Depositor and AREF2, (iii) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement dated as of May 1, 2024 (the “CREFI Mortgage Loan Purchase Agreement”), between the Depositor and CREFI, (iv) German American Capital Corporation (“GACC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of May 1, 2024 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, (v) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a Mortgage Loan Purchase Agreement dated as of May 1, 2024 (the “GSMC Mortgage Loan Purchase Agreement”) between the Depositor and GSMC, (vi) LMF Commercial, LLC (“LMF”), pursuant to a Mortgage Loan Purchase Agreement dated as of May 1, 2024 (the “LMF Mortgage Loan Purchase Agreement”), between the Depositor and LMF, (vii) Starwood Mortgage Capital, LLC, pursuant to a Mortgage Loan Purchase Agreement dated as of May 1, 2024 (the “SMC Mortgage Loan Purchase Agreement”) between the Depositor and SMC, (viii) UBS AG (“UBS AG”), pursuant to a Mortgage Loan Purchase Agreement dated as of May 1, 2024 (the “UBS AG Mortgage Loan Purchase Agreement”), between the Depositor and UBS AG, and (ix) Wells Fargo Bank, National Association (“WFB”), pursuant to a Mortgage Loan Purchase Agreement dated as of May 1, 2024 (the “WFB Mortgage Loan Purchase Agreement” and, together with the BMO Mortgage Loan Purchase Agreement, the AREF2 Mortgage Loan Purchase Agreement, CREFI Mortgage Loan Purchase Agreement, the GACC Mortgage Loan Purchase Agreement, the GSMC Mortgage Loan Purchase Agreement, the LMF Mortgage Loan Purchase Agreement, the SMC Mortgage Loan Purchase Agreement and the UBS AG Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and WFB. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8 and 99.9 respectively.

The assets of the Issuing Entity are expected to include several Mortgage Loans which are part of a Whole Loan as described in the Prospectus. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus. Each Co-Lender Agreement is attached as an exhibit hereto, as identified in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, an “Outside Servicing Agreement”). Each such Outside Servicing Agreement is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the applicable Whole Loans under such Outside Servicing Agreement, see “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

Name of Mortgaged Property or Portfolio of Mortgaged Properties Securing Subject Whole Loan (as identified on the Mortgage Loan Schedule to the Pooling and Servicing Agreement)	Exhibit Number of Related Co-Lender Agreement	Exhibit Number of Related Outside Servicing Agreement (if any)
620 West 153rd Street	4.6	–
GNL Industrial Portfolio	4.7	–
28-40 West 23rd Street	4.8	–
Vero Office Portfolio	4.10	–
Coastline Apartments	4.11	–
Kenwood Towne Centre	4.12	4.3
Staten Island Mall	4.13	4.2
1812 North Moore Street	4.14	–
Respara	4.15	4.3
Lexmark	4.16	4.4
Casa Cipriani	4.17	4.4
Euclid Apartments	4.18	–
Autonation	4.19	4.5

Further information regarding the sale of the Public Certificates is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated April 24, 2024. The related registration statement (file no. 333-255934) was originally declared effective on June 23, 2021. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

Exhibit 1	Underwriting Agreement

Exhibit 4.1	Pooling and Servicing Agreement

Exhibit 4.2	BBCMS 2024-5C25 PSA

Exhibit 4.3	BANK5 Trust 2024-5YR6 PSA

Exhibit 4.4	Benchmark 2024-V6 PSA

Exhibit 4.5	BBCMS 2024-C24 PSA

Exhibit 4.6	620 West 153rd Street Co-Lender Agreement

Exhibit 4.7	GNL Industrial Portfolio Co-Lender Agreement

Exhibit 4.8	28-40 West 23rd Street Co-Lender Agreement

Exhibit 4.9	[Reserved]

Exhibit 4.10	Vero Office Portfolio Co-Lender Agreement

Exhibit 4.11	Coastline Apartments Co-Lender Agreement

Exhibit 4.12	Kenwood Towne Center Co-Lender Agreement

Exhibit 4.13	Staten Island Mall Co-Lender Agreement

Exhibit 4.14	1812 North Moore Street Co-Lender Agreement

Exhibit 4.15	Respara Co-Lender Agreement

Exhibit 4.16	Lexmark Co-Lender Agreement

Exhibit 4.17	Casa Cipriani Co-Lender Agreement

Exhibit 4.18	Euclid Apartments Co-Lender Agreement

Exhibit 4.19	Autonation Co-Lender Agreement

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated April 24, 2024, which such certification is dated April 24, 2024

Exhibit 99.1	BMO Mortgage Loan Purchase Agreement

Exhibit 99.2	AREF2 Mortgage Loan Purchase Agreement

Exhibit 99.3	CREFI Mortgage Loan Purchase Agreement

Exhibit 99.4	GACC Mortgage Loan Purchase Agreement

Exhibit 99.5	GSMC Mortgage Loan Purchase Agreement

Exhibit 99.6	LMF Mortgage Loan Purchase Agreement

Exhibit 99.7	SMC Mortgage Loan Purchase Agreement

Exhibit 99.8	UBS AG Mortgage Loan Purchase Agreement

Exhibit 99.9	WFB Mortgage Loan Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2024	BMO COMMERCIAL MORTGAGE SECURITIES LLC

	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice Title: Chief Executive Officer

BMO 2024-5C4 – Form 8-K